CONSOLIDATED BALANCE SHEET
DECEMBER 31, 2013
(Unaudited)

REDWOOD MORTGAGE CORP.
and Subsidiaries

1825 S. Grant Street, Suite 250
San Mateo, CA 94402
Phone 650-365-5341                                           Fax 650-364-3978

REDWOOD MORTGAGE CORP.
and Subsidiaries
CONSOLIDATED BALANCE SHEET
(Unaudited)
December 31, 2013

CONTENTS

Page No.

Consolidated Balance Sheet                                                                                                                                                                       1

Notes to the Consolidated Balance Sheet                                                                                                                                          2 - 15

REDWOOD MORTGAGE CORP.
and Subsidiaries
CONSOLIDATED BALANCE SHEET
(Unaudited)
December 31, 2013

ASSETS

Cash and cash equivalents	$1,391,208
Receivables, due from affiliates/related parties
Mortgage servicing fees	383,676
Other	299,928
Prepaid expenses	103,767
Loans
Secured by deeds of trust	—
Unsecured principal, net of discount of $4,856	300,000
Allowance for loan losses	—
Net loans	300,000

Real estate owned (REO), net	3,080,798
Advances, RMI IX, syndication costs	1,966,100
Brokerage-related rights, loan originations, net	5,370,824
Investments in affiliates	181,238
Fixed assets, net	78,240
Total assets	$13,155,779

LIABILITIES AND STOCKHOLDERS’ EQUITY

Liabilities
Accounts payable	$364,406
Accrued compensated absences	174,225
Accrued liabilities, other	32,625
Due to related parties	106,449
Mortgage notes payable	1,504,181
Loans (formation) from affiliates, net	6,640,899
Deferred income taxes	1,303,000
Total liabilities	10,125,785

Stockholders’ equity
Common stock: 100,000 shares authorized,
1,000 shares issued and outstanding at stated value	4,000
Additional paid-in capital	550,152
Retained earnings	2,475,842
Total stockholders’ equity	3,029,994

Total liabilities and stockholders’ equity	$13,155,779

The accompanying notes are an integral part of the consolidated balance sheet

REDWOOD MORTGAGE CORP.
and Subsidiaries
NOTES TO THE CONSOLIDATED BALANCE SHEET
(Unaudited)
December 31, 2013

NOTE 1 – ORGANIZATIONAL AND GENERAL

Redwood Mortgage Corp. (“RMC”) and its wholly-owned subsidiaries Gymno LLC (“Gymno”) and Weeks LLC (“Weeks”) are owned by Michael R. Burwell (“Burwell”), the D. Russell Burwell and Carol E. Burwell 1994 Irrevocable Trust (the “Trust”) and a related Burwell family trust.

RMC, Gymno and Burwell are the general partners in Redwood Mortgage Investors VIII (“RMI VIII”). RMC and Gymno are the managing members of a Delaware limited liability company, Redwood Mortgage Investors IX, LLC (“RMI IX”). Gymno and Burwell are the general partners of four other affiliated limited partnerships – Redwood Mortgage Investors IV, V, VI and VII (“RMI IV, V, VI and VII”).

The rights, duties and powers of the general and limited partners of the partnerships are governed by the limited partnership agreements and Sections 15900 et seq. of the California Corporations Code, known as the California Uniform Limited Partnership Act of 2008 (Re-RULPA).  The rights, duties and powers of the members and the manager of RMI IX are governed by the operating agreement for RMI IX and Title 6, Chapter 18 of the Delaware Code, as amended, known as the Delaware Limited Liability Company Act, and Sections 17708.01 – 11708.09 of the California Corporations Code.

The partnerships own membership interests in wholly-owned subsidiaries formed to acquire REO and the rights, duties and powers of the members are governed by those operating agreements and Sections 17701.01 et seq. of the California Corporations Code, known as the California Revised Uniform Limited Liability Company Act (RULLCA).

RMC, Burwell and Gymno, as the general partners, were each entitled to one-third of one percent of the profits and losses of RMI VIII. Beginning with calendar year 2010, and continuing until January 1, 2020, RMC and Gymno each assigned to Burwell, its one-third of one percent of the profits and losses in RMI VIII, in exchange for Burwell assuming the general partners’ equity deficit in RMI VIII. Gymno, as general partner of RMI IV, V, VI and VII, is entitled to two-thirds of one percent of the profits and losses of each.  Burwell is also a general partner in these entities and is entitled to one-third of one percent of the profits and losses of each. RMC and Gymno, as the managing members of RMI IX, are each entitled to one-half of one percent of the profits and losses.

RMC, as a real estate broker licensed with the State of California, arranges and services loans with various maturities for RMI VIII, the four other affiliated limited partnerships and RMI IX, all of which were organized to engage in business as mortgage lenders for the primary purpose of making loans secured by deeds of trust on California real estate. From time to time RMC, from its own account, may fund loans and later assign them to affiliates. As of December 31, 2013, RMC was servicing a loan portfolio of approximately $75,813,000 and total assets of $245,209,000 (which includes real estate owned (REO) of $194,560,000) primarily for the affiliated limited partnerships and RMI IX.

REDWOOD MORTGAGE CORP.
and Subsidiaries
NOTES TO THE CONSOLIDATED BALANCE SHEET
(Unaudited)
December 31, 2013

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The consolidated balance sheet includes the accounts of RMC, Gymno and Weeks at December 31, 2013. All significant intercompany transactions and balances have been eliminated in consolidation. RMC and its subsidiaries (collectively the “Company”) operate on a fiscal year ending September 30.

RMC is required by California regulations to maintain "trust accounts" to service mortgage investments made principally by the aforementioned five limited partnerships and RMI IX. The accompanying consolidated balance sheet does not include the activities, nor the balance, of the trust accounts maintained by RMC.

The accompanying consolidated balance sheet was prepared in conformity with accounting principles generally accepted in the United States of America.

Management estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions about the reported amounts of assets and liabilities, and disclosures of contingent assets and liabilities, at the dates of the financial statements and the reported amounts of revenues and expenses during the reported periods. Such estimates relate principally to the determination of the allowance for loan losses, including the valuation of impaired loans, (which itself requires determining the fair value of the collateral), the valuation of real estate held as investment, at acquisition and subsequently, and the valuation of brokerage-related rights. Actual results could differ significantly from these estimates.

Collateral fair values are reviewed quarterly and the protective equity for each loan is computed. As used herein, “protective equity” is the arithmetic difference between the fair value of the collateral, net of any senior liens, and the loan balance, where “loan balance” is the sum of the unpaid principal, advances and the recorded interest thereon. This computation is done for each loan (whether impaired or performing), and while loans secured by collateral of similar property type are grouped, there is enough distinction and variation in the collateral that a loan-by-loan, collateral-by-collateral analysis is appropriate.

The fair value of the collateral is determined by exercise of judgment based on management’s experience informed by appraisals (from licensed appraisers), brokers’ opinion of values, and publicly available information on in-market transactions.

Appraisals of commercial real property generally present three approaches to estimating value:  1) market comparables or sales approach; 2) cost to replace and 3) capitalized cash flows or investment approach. These approaches may or may not result in a common, single value. The market-comparables approach may yield several different values depending on certain basic assumptions, such as, determining highest and best use (which may or may not be the current use); determining the condition (e.g. as-is, when-completed, or for land when-entitled); and determining the unit of value (e.g. as a series of individual unit sales or as a bulk disposition).

REDWOOD MORTGAGE CORP.
and Subsidiaries
NOTES TO THE CONSOLIDATED BALANCE SHEET
(Unaudited)
December 31, 2013

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Management estimates (continued)

Management has the requisite familiarity with the markets it lends in generally and of the properties lent on specifically to analyze sales-comparables and assess their suitability/applicability. Management is acquainted with market participants – investors, developers, brokers, lenders – that are useful, relevant secondary sources of data and information regarding valuation and valuation variability. These secondary sources may have familiarity with and perspectives on pending transactions, successful strategies to optimize value, and the history and details of specific properties – on and off the market – that enhance the process and analysis that is particularly and principally germane to establishing value in distressed markets and/or property types.

Cash and cash equivalents

Cash represents cash and short-term, highly liquid investments with maturities of three months or less. Periodically, the Company maintains cash balances at financial institutions in excess of federally insured limits.

Loans, advances and interest income

Loans and advances generally are stated at the unpaid principal balance (principal). Management has discretion to pay amounts (advances) to third parties on behalf of borrowers to protect RMC’s interest in the loan. Advances include, but are not limited to, the payment of interest and principal on a senior lien to prevent foreclosure by the senior lien holder, property taxes, insurance premiums, and attorney fees. Advances generally are stated at the unpaid balance and accrue interest until repaid by the borrower.

If, based upon current information and events, it is probable RMC will be unable to collect all amounts due according to the contractual terms of the loan agreement; a loan may be designated as impaired. Impaired loans are included in management’s periodic analysis of recoverability. Any subsequent payments on impaired loans are applied to late fees and then to reduce first the accrued interest, then advances, and then unpaid principal balances.

RMC may negotiate and enter into contractual workout agreements with borrowers whose loans are past maturity or who are delinquent in making payments which can delay and/or alter the loan’s cash flow and delinquency status.

Interest is accrued daily based on the principal of the loans. An impaired loan continues to accrue as long as the loan is in the process of collection and is considered to be well-secured. Loans are placed on non-accrual status at the earlier of management’s determination that the primary source of repayment will come from the foreclosure and subsequent sale of the collateral securing the loan (which usually occurs when a notice of sale is filed) or when the loan is no longer considered well-secured. When a loan is placed on non-accrual status, the accrual of interest is discontinued; however, previously recorded interest is not reversed. A loan may return to accrual status when all delinquent interest and principal payments become current in accordance with the terms of the loan agreement.

REDWOOD MORTGAGE CORP.
and Subsidiaries
NOTES TO THE CONSOLIDATED BALANCE SHEET
(Unaudited)
December 31, 2013

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Allowance for loan losses

Loans and the related accrued interest and advances are analyzed on a periodic basis for ultimate recoverability.  Delinquencies are determined based upon contractual terms. For impaired loans, a provision is made for loan losses to adjust the allowance for loan losses to an amount considered by management to be adequate, with due consideration to collateral values, such that the net carrying amount (unpaid principal balance, plus advances, plus accrued interest less the specific allowance) is reduced to the present value of future cash flows discounted at the loan’s effective interest rate, or, if a loan is collateral dependent, to the estimated fair value of the related collateral net of any senior loans, which would include costs to sell in arriving at net realizable value if planned disposition of the asset securing a loan is by way of sale.

Real estate owned (REO)

REO, held for sale includes real estate acquired in full or partial settlement of loan obligations generally through foreclosure that is being marketed for sale. REO, held for sale is recorded at acquisition at the lower of the recorded investment in the loan, plus any senior indebtedness, or at the property’s net realizable value, which is the fair value less estimated costs to sell, as applicable. Any excess of the recorded investment in the loan over the net realizable value is charged against the allowance for loan losses. The fair value estimates are derived from information available in the real estate markets including similar property, and often require the experience and judgment of third parties such as commercial real estate appraisers and brokers. The estimates figure materially in calculating the value of the property at acquisition, the level of charge to the allowance for loan losses and any subsequent valuation reserves. After acquisition, costs incurred relating to the development and improvement of property are capitalized to the extent they do not cause the recorded value to exceed the net realizable value, whereas costs relating to holding and disposition of the property are expensed as incurred. After acquisition, REO, held for sale is analyzed periodically for changes in fair values and any subsequent write down is charged to operating expenses. Any recovery in the fair value subsequent to such a write down is recorded – not to exceed the net realizable value at acquisition – as an offset to operating expenses. Gains or losses on sale of the property are included in REO - operating expense in the consolidated statements of operations. Recognition of gains on the sale of real estate is dependent upon the transaction meeting certain criteria related to the nature of the property and the terms of the sale including potential seller financing.

REO, held as investment, net includes real estate acquired in full or partial settlement of loan obligations generally through foreclosure that is not being marketed for sale and is either being operated, such as rental properties; is being managed through the development process, including obtaining appropriate and necessary entitlements, permits and construction; or are idle properties awaiting more favorable market conditions. REO, held as investment, net is recorded at acquisition at the lower of the recorded investment in the loan, plus any senior indebtedness, or at the property’s estimated fair value, net. After acquisition, costs incurred relating to the development and improvement of the property are capitalized, whereas costs relating to operating or holding the property are expensed. Subsequent to acquisition, management periodically compares the carrying value of real estate to expected undiscounted future cash flows for the purpose of assessing the recoverability of the recorded amounts. If the carrying value exceeds future undiscounted cash flows, the assets are reduced to estimated fair value.

REO held as investment that is being operated as a rental is depreciated on a straight-line basis over 39 years once the asset is placed in service.

REDWOOD MORTGAGE CORP.
and Subsidiaries
NOTES TO THE CONSOLIDATED BALANCE SHEET
(Unaudited)
December 31, 2013

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Brokerage-related rights, loan originations, net / formation loans

RMC recognized as an asset, (“brokerage-related rights, loan originations, net”) the right to act as the broker in originating mortgage loans for RMI VIII, four other affiliated limited partnerships and RMI IX. Such rights result in brokerage commissions to RMC when a loan is funded and loan servicing fees during the time the loan is outstanding. The initial cost of these rights are capitalized in the accounts of RMC, and are based on the payments for commissions and fees made to broker-dealers on behalf of RMI VIII, the four other affiliated limited partnerships or RMI IX for investments by limited partners and members. The brokerage-related rights are being amortized over the anticipated 25-year period brokerage commissions and fees are expected to be earned. The brokerage-related rights for RMI IV, V, and VI are fully amortized. RMI IX’s offering is ongoing and it may continue up to December 4, 2015.

RMC financed the payments of commissions to broker-dealers for investments received during the offering period by borrowing (“the formation loans”) from RMI VIII, the four other affiliated limited partnerships, and RMI IX. The formation loans are non-interest bearing and are repaid equally over an approximate ten-year period commencing the year after the close of an offering. Interest has been imputed at the market rate of interest in effect in the years the offerings closed.

If the general partners/managing members are removed and RMC is no longer receiving payments for services rendered, the debt on the related formation loan is forgiven, and would be an offset to any impairment resulting to the asset recognized for brokerage-related rights.

Fixed assets

Fixed assets generally are stated at cost. Depreciation and amortization are computed on a straight-line basis over estimated useful lives ranging from 3 to 7 years.

Income taxes

The Company files its income tax returns on a consolidated basis. Income taxes are provided for those taxes currently payable and those deferred. A provision (benefit) for income taxes is provided for deferred taxes resulting from differences in the timing of reporting revenue and expense items for financial versus tax purposes.

The Company evaluated its current tax positions and has concluded that as of December 31, 2013, the Company does not have any significant uncertain tax positions for which a reserve would be necessary.

REDWOOD MORTGAGE CORP.
and Subsidiaries
NOTES TO THE CONSOLIDATED BALANCE SHEET
(Unaudited)
December 31, 2013

NOTE 3 – GENERAL PARTNER, MANAGING MEMBER AND RELATED PARTIES

Brokerage-related rights, loan originations, net/formation loans

Brokerage-related rights are summarized in the following table at December 31, 2013.

	Brokerage-Related	Accumulated		Years
Partnership/LLC	Rights	Amortization	Net	Remaining
RMI VII	914,413	(907,143)	7,270	1
RMI VIII	16,493,460	(11,958,753)	4,534,707	20
RMI IX	1,020,180	(191,333)	828,847	25
Total	$18,428,053	$(13,057,229)	$5,370,824

Additions to the brokerage-related rights (RMI IX only), net of discount, for the three months ended December 31, 2013 were $41,231.

Estimated amortization expense for each of the next five years and thereafter is presented in the following table.

Year ending September 30,
2014 (January-September)	$536,003
2015	633,363
2016	553,310
2017	489,122
2018	457,738
Thereafter	2,701,288
$5,370,824

RMC has determined no allowance for impairment was required against its brokerage-related rights.

The formation loans are non-interest bearing and are being repaid equally over an approximate ten-year period commencing the year after the close of a partnership offering. Interest has been imputed at the market rate of interest in effect during the offerings.  The effective interest rates ranged between 3.25% and 7.752%.

RMC acts as the broker in originating mortgage loans for RMI VIII and RMI IX, as well as for the other affiliated partnerships (RMI IV – VII). The corresponding brokerage commissions paid by borrowers from mortgage loans made by these funds are the primary source of cash used to repay the formation loans.

RMI VIII was prohibited by its lending banks from originating new loans under the terms of an Amended and Restated Loan Agreement dated October 2010, and a preceding forbearance agreement that was in effect in the fourth quarter of 2009, until the bank loan was repaid in full, September 2012. The amended loan and forbearance agreements were the result of a technical (i.e. non-payment) covenant default under the original loan. As a result, RMC was deprived of the opportunity to receive brokerage commissions on loans by RMI VIII for the period from the fourth quarter of 2009 continuing through December 31, 2012, a period of almost three years.

REDWOOD MORTGAGE CORP.
and Subsidiaries
NOTES TO THE CONSOLIDATED BALANCE SHEET
(Unaudited)
December 31, 2013

NOTE 3 – GENERAL PARTNER, MANAGING MEMBER AND RELATED PARTIES (continued)

Brokerage-related rights, loan originations, net/formation loans (continued)

During that period, despite receiving no loan brokerage commissions, RMC continued to make the annual formation loan payments of approximately $1.8 million per year (or $5.4 million for the three years) from its own cash reserves that existed as of the date of the forbearance agreement. RMC believes it has a reasonable argument for suspending the annual formation loan payments during the period of prohibited lending, but RMC elected not to make such a proposal at that time and, instead, continued to make annual formation loan payments due to concerns that the lending banks would view nonpayment of the formation loan as another technical loan default that might have led to a “distressed sale” liquidation of RMI VIII’s assets, resulting in substantial loss of limited partners’ capital.

The bank loan was fully repaid as of September 2012 and RMC proposed December 2012, a temporary suspension of annual formation loan payments, for the three-year period then beginning, which is a period commensurate with the period during which lending by RMI VIII was prohibited and RMC was deprived of loan brokerage commissions.  The temporary suspension resulted in an extension of the repayment terms equal to the suspension period.

RMC will continue to make payments due on its RMI IX formation loan as no disruption of lending has occurred in this fund.

The formation loans are due as summarized in the following table, as of December 31, 2013.

Year ending December 31,	RMI VIII	RMI IX	Total
2014	$—	$97,260	$97,260
2015	—	97,260	97,260
2016	1,898,136	97,260	1,995,396
2017	1,674,153	97,260	1,771,413
2018	1,322,500	97,260	1,419,760
Thereafter	2,732,223	486,303	3,218,526
Total borrowings	7,627,012	972,603	8,599,615
Less discount on imputed interest	(1,834,194)	(124,522)	(1,958,716)
Total loans (formation), net of discount	$5,792,818	$848,081	$6,640,899

If the general partners/managing members are removed and RMC is no longer receiving payments for services rendered, the debt on the related formation loan is forgiven, and would be an offset to any impairment resulting to the asset recognized for brokerage-related rights.

RMC at its sole discretion may make earlier than required payments on the loans, and any such prepayments are applied against the earliest payment due. All prepayments are reflected in the table above.

The following commissions and fees are paid by borrowers to RMC.

Brokerage commissions, loan originations

RMC earns brokerage commissions in connection with the review, selection, evaluation, negotiation and extension of mortgage loans for the affiliated partnerships and RMI IX, in an amount not to exceed four percent of the total partnership or RMI IX assets per year. The loan commissions are paid by the borrowers, and thus, are not an expense of the partnerships or RMI IX. During the three months ended December 31, 2013 RMC received approximately $179,000 of loan commissions.

REDWOOD MORTGAGE CORP.
and Subsidiaries
NOTES TO THE CONSOLIDATED BALANCE SHEET
(Unaudited)
December 31, 2013

NOTE 3 – GENERAL PARTNER, MANAGING MEMBER AND RELATED PARTIES (continued)

Other fees

The agreements for the limited partnerships and RMI IX provide for other fees such as loan processing, escrow, mortgage assumption and mortgage extension fees. Such fees are incurred by the borrowers and are paid to RMC.

The following fees are paid by affiliates to RMC.

Mortgage servicing fees

RMC earns loan servicing fees of up to 1.5% annually of the unpaid principal of the loan portfolio or such lesser amount as is reasonable and customary in the geographic area where the property securing the mortgage is located from RMI VIII and the four other affiliated partnerships. Historically, RMC charged one percent annually, and at times waived additional amounts to improve the partnership’s earnings. Such fee waivers were not made for the purpose of providing the partnerships or RMI IX with sufficient funds to satisfy withdrawal requests, nor were such waivers made in order to meet any required level of distributions, as the partnerships and RMI IX have no such required level of distributions. RMC does not use any specific criteria in determining the amount of fees, if any, to be waived. The decision to waive fees and the amount, if any, to be waived, is made by RMC in its sole discretion.  Unpaid mortgage servicing fees as of December 31, 2013 were approximately $384,000, primarily on impaired loans, payable when the loan is paid or at foreclosure.

RMC earns loan servicing fees of up to 0.25% annually from RMI IX of the unpaid principal of the loan portfolio or such lesser amount as is reasonable and customary in the geographic area where the property securing the mortgage is located.

Loan administrative fees

RMC earns a loan administrative fee in an amount up to one percent of the principal amount of each new loan originated or acquired by RMC on RMI IX’s behalf for services rendered in connection with the selection and underwriting of potential loans. Loan administrative fees are payable by RMI IX upon the closing of each loan.

Asset management fees

RMC, as a general partner or a managing member, earns monthly asset management fees for managing RMI VIII and RMI IX’s loan portfolios and operations. RMC earned approximately $95,000 of asset management fees during the three months ended December 31, 2013.  Gymno earned asset management fees of approximately $55,000 as a general partner/manager of RMI IV, V, VI, VII VIII and IX.

RMC and Gymno waived approximately $33,000 in asset management fees for RMI IX during the three months ended December 31, 2013. Such fee waivers were not made for the purpose of providing RMI IX with sufficient funds to satisfy withdrawal requests, nor were such waivers made in order to meet any required level of distributions, as RMI IX has no such required level of distributions. The managers do not use any specific criteria in determining the amount of fees, if any, to be waived. The decision to waive fees and the amount, if any, to be waived, is made by the managers in their sole discretion.

REDWOOD MORTGAGE CORP.
and Subsidiaries
NOTES TO THE CONSOLIDATED BALANCE SHEET
(Unaudited)
December 31, 2013

NOTE 3 – GENERAL PARTNER, MANAGING MEMBER AND RELATED PARTIES (continued)

Interests in profit and losses

RMC and/or Gymno, as a general partner or manager of RMI IV, V, VI, VII, VIII and RMI IX, are allocated a portion of the 1% allocation of profit and losses per the operating agreements and such other agreements as may subsequently be made among the general partners or managers. RMC’s and Gymno’s allocations of profits and losses were $4,293 for the three months ended December 31, 2013.

Reimbursement of expenses

RMC is reimbursed by RMI IV, V, VI, VII, VIII, and IX for operating expenses incurred on behalf of the partnerships/LLC, including without limitation, accounting and audit fees, legal fees and expenses, postage and preparation of reports to limited partners/members, and out-of-pocket general and administrative expenses. The decision to request reimbursement of any qualifying charges is made by RMC in its sole discretion. Reimbursed operating expenses were $521,000 for the three months ended December 31, 2013. To the extent some operating expenses incurred on behalf of RMI IV, V, VI, VII, VIII and IX were not charged by RMC, the financial position and results of operations for RMI IV, V, VI, VII, VIII and IX may be different.

Incentive Plan

RMC has an incentive plan for its president based upon the brokerage commissions and extension fees earned by RMC. The president shall be entitled to commission payments for each fiscal year calculated as the sum of the following amounts:  1) Forty percent of the first $250,000 of brokerage commissions and extension fees earned by RMC, 2) Thirty percent of the next $2,000,000 in earned fees, and 3) Fifteen percent of all remaining fees earned.  The commission shall not be less than fifty percent of the president’s annual salary. The commission shall not exceed RMC’s taxable income for federal income tax purposes for any given fiscal year. For fiscal year 2014 the commission payable was $0.

Advances to RMI IX, syndication costs

RMC advances certain organizational and offering expenses on behalf of RMI IX. RMI IX is obligated to reimburse RMC for these costs up to an amount equal to 4.5% of gross offering proceeds until RMC has been fully reimbursed.

Syndication cost transactions are summarized in the following table for the three months ended December 31, 2013.

Balance, October 1, 2013	$1,920,904
Advances made by RMC	78,236
Repayments received from RMI IX	(33,040)
Balance, December 31, 2013	$1,966,100

REDWOOD MORTGAGE CORP.
and Subsidiaries
NOTES TO THE CONSOLIDATED BALANCE SHEET
(Unaudited)
December 31, 2013

NOTE 3 – GENERAL PARTNER, MANAGING MEMBER AND RELATED PARTIES (continued)

Investments in affiliates

RMC, as a general partner of RMI VIII, has to date received distributions for all income, and remitted contributions for all losses in accordance with its ownership percentage. At December 31, 2013, RMC’s investment in RMI VIII as a general partner was $0.

RMC acquired an investment from a limited partner in RMI VIII.  This investment is accounted for under the equity method. At December 31, 2013 the recorded value of the investment was $27,212.

RMC as a managing member of RMI IX, has an investment in RMI IX of $5,423 at December 31, 2013.

Gymno’s investment in affiliates is presented in the following table as of December 31, 2013.

			Gymno
			Investment
		Gymno	Percent of
	Net Assets	Investment	Net Assets
RMI IV	$2,763,829	$5,196	0.19%
RMI V	1,690,612	6,957	0.41%
RMI VI	4,223,025	12,805	0.30%
RMI VII	5,338,440	7,799	0.15%
RMI VIII	194,528,161	95,514	0.05%
RMI IX, LLC	15,660,726	20,332	0.13%
Total investments	$224,204,793	$148,603

Gymno LLC

Gymno’s balance sheet is presented in the following table as of December 31, 2013.

Assets
Cash and cash equivalents	$876,824
Investments in affiliates	148,603
Total assets	$1,025,427

Stockholders’ Equity
Common stock, no par, authorized 1,000,000 shares; 500 shares
issued and outstanding	12,500
Retained earnings	1,012,927
Total liabilities and stockholders’ equity	$1,025,427

REDWOOD MORTGAGE CORP.
and Subsidiaries
NOTES TO THE CONSOLIDATED BALANCE SHEET
(Unaudited)
December 31, 2013

NOTE 4 – LOANS

Loans unpaid principal balance

Loan transactions are summarized in the following table for the three months ended December 31, 2013.

	Secured	Unsecured
Principal, October 1, 2012	$—	$305,958
Originated for affiliates	2,675,100	—
Borrower repayments	—	(1,102)
Assigned to RMI IX	(2,675,100)	—
Principal, December 31, 2013	$—	$304,856

At December 31, 2013, RMC had two unsecured loans. One loan is a demand note with a principal balance of $300,000 and an interest rate of 7.5%. The borrower is making monthly payments of interest only. The second loan is co-owned with four affiliated partnerships. RMC’s portion of the loan, net of a discount of $4,856, is $0. The borrower is making monthly payments to 2015.

Scheduled principal payments

Scheduled principal payment dates of the performing unsecured loans are summarized in the following table as of December 31, 2013.

Year ending September 30,
2014 (January-September)	$2,585
2015	2,271
Total	4,856
Demand note	300,000
Total loans, principal	$304,856

Loans bear interest at rates ranging from zero to 10%. Interest is imputed on loans with no stated interest rate.

Allowance for loan losses

At December 31, 2013 the allowance for loan loss was $0.

REDWOOD MORTGAGE CORP.
and Subsidiaries
NOTES TO THE CONSOLIDATED BALANCE SHEET
(Unaudited)
December 31, 2013

NOTE 5 – REAL ESTATE OWNED (REO), NET

RMC owns three California properties. Two of the properties are single-family residences located in Riverside County and San Mateo County. The residence in Riverside County is currently listed for sale, and has a net book value of approximately $479,000. The San Mateo County residence has a net book value of approximately $1,002,000. The third property is undeveloped land in San Mateo County (owned by Weeks, LLC), with a recorded investment of $1,600,000. RMC on occasion receives unsolicited offers on its properties, which are considered on a case-by-case basis.

NOTE 6 – FIXED ASSETS AND OFFICE/EQUIPMENT LEASES

Fixed assets are summarized in the following table at December 31, 2013.

Office equipment	$119,348
Computer equipment	71,375
Software	30,966
Auto	71,297
Leasehold improvements	8,043
Total fixed assets	301,029
Accumulated depreciation and amortization	(222,789)
Fixed assets, net	$78,240

At December 31, 2013 RMC had entered into new leasing agreements for office space and certain equipment. The future minimum lease payments for these agreements are as follows:

2014 (January-September)	$86,178
2015	143,831
2016	143,831
2017	143,831
Total	$517,671

RMC has contracted with an independent service bureau for computer processing services for the partnership and RMI IX accounting functions related to the individual investors at approximately $8,750 per month. The contract has expired and the parties are operating under the automatic one-year extension with a stated 5% increase in fees, while negotiating a new long-term contract. RMC receives reimbursement of a major portion of its computer processing expenses from the five affiliated limited partnerships and RMI IX.

REDWOOD MORTGAGE CORP.
and Subsidiaries
NOTES TO THE CONSOLIDATED BALANCE SHEET
(Unaudited)
December 31, 2013

NOTE 7 – MORTGAGE NOTES PAYABLE

Mortgage notes payable activity is summarized in the following table for the three months ended December 31, 2013.

Balance, beginning of year	$1,514,451
Payments	(10,270)
Balance, December 31, 2013	$1,504,181

As of December 31, 2013, RMC has mortgage notes payable on two of the REO held as investment. One note (by RMC) is owed to an individual with an unpaid principal balance of $396,634 with an interest rate of 5.0%, is interest only, and matures August 2014. The other note (by Weeks, LLC) is owed to three affiliated limited partnerships with an unpaid principal balance of $1,107,547, an interest rate of 7.0%, amortized for 20 years, and matures January 2016.

Future minimum principal payments are summarized in the following table at December 31, 2013.

For the year ending September 30,
2014 (January-September)	$427,988
2015	44,441
2016	1,031,752
Total mortgage notes payable	$1,504,181

NOTE 8 – PROFIT-SHARING PLAN

RMC has a defined contribution profit-sharing plan available to all employees upon meeting eligibility requirements.  RMC may make discretionary contributions to the plan on an annual basis.

NOTE 9 – INCOME TAXES

The Company’s estimated net operating loss (“NOL”) carry forwards available are approximately $3,914,000 for federal taxes and $2,819,000 for California taxes at December 31, 2013. The NOLs can be carried forward twenty years for federal taxes and twenty years for California taxes and expire at various times through the year 2032.

Significant components of the net deferred tax liability are summarized in the following table at December 31, 2013.

Brokerage-related rights, loan originations, net	$3,140,000
Net operating loss carry forwards	(1,580,000)
State deferred taxes	(126,000)
Other	(131,000)
Net deferred tax liability	$1,303,000

REDWOOD MORTGAGE CORP.
and Subsidiaries
NOTES TO THE CONSOLIDATED BALANCE SHEET
(Unaudited)
December 31, 2013

NOTE 10 – GUARANTEES

RMC guaranteed two loans issued by four affiliated limited partnerships with balances totaling approximately $102,000 at December 31, 2013. RMC has guaranteed to cover losses, if any, incurred by the partnerships related to these loans to the extent such losses exceed the then existing reserves, as defined in the agreement, and related collateral value. The two loans are substantially reserved for in the partnership loan loss reserves.

NOTE 11 – SUBSEQUENT EVENTS

The Company has no subsequent events through April 15, 2014, the date the financial statements were available to be issued.